UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2025
Royal Gold, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 573-1660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value	RGLD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure
On July 7, 2025, Royal Gold, Inc. (“Royal Gold”) announced its entry into arrangement agreements with each of Sandstorm Gold Ltd. (“Sandstorm”) and Horizon Copper Corp. (“Horizon”), pursuant to which, on the terms and subject to the conditions set forth therein, Royal Gold will acquire Sandstorm in an all-stock transaction and Royal Gold will acquire Horizon in an all-cash transaction (the “Transactions”). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.
Also on July 7, 2025, Royal Gold issued an investor presentation relating to the Transactions. A copy of the investor presentation is furnished as Exhibit 99.2 hereto and is incorporated into this Item 7.01 by reference.
The information furnished under this Item 7.01, including the exhibits, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by reference to such filing.
No Offer or Solicitation
Communications in this report do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Important Additional Information and Where to Find It:
In connection with the proposed Transactions, Royal Gold, Sandstorm and Horizon intend to file materials with the SEC and on SEDAR+, as applicable. Royal Gold plans to file proxy materials with the SEC in connection with the solicitation of proxies for Royal Gold’s special meeting of shareholders (the “Royal Gold Special Meeting”). Prior to the Royal Gold Special Meeting, Royal Gold will file a definitive proxy statement (the “Royal Gold Proxy Statement”), together with a proxy card. Sandstorm intends to file a management information circular (the “Sandstorm Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Sandstorm shareholder approval of the Sandstorm transaction. Horizon intends to file a management information circular (the “Horizon Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Horizon shareholder approval of the Horizon transaction. This report is not a substitute for the Royal Gold Proxy Statement, the Sandstorm Circular, the Horizon Circular, or for any other document that Royal Gold, Sandstorm or Horizon may file with the SEC or on SEDAR+ and/or send to their respective security holders in connection with the proposed Transactions. INVESTORS AND SECURITYHOLDERS OF ROYAL GOLD, SANDSTORM AND HORIZON ARE URGED TO CAREFULLY AND THOROUGHLY READ THE ROYAL GOLD PROXY STATEMENT, THE SANDSTORM CIRCULAR, AND THE HORIZON CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ROYAL GOLD, SANDSTORM, AND/OR HORIZON WITH THE SEC OR ON SEDAR+ WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROYAL GOLD, SANDSTORM, HORIZON, THE PROPOSED TRANSACTIONS, THE RISKS RELATED THERETO, AND RELATED MATTERS.
Securityholders of Royal Gold, Sandstorm, and Horizon will be able to obtain, free of charge, copies of the Royal Gold Proxy Statement, Sandstorm Circular, and Horizon Circular, as each may be amended from time to time, and other relevant documents filed by Royal Gold, Sandstorm, and/or Horizon with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Royal Gold will be available, free of charge, from Royal Gold’s website at www.royalgold.com under the “Investor Resources” tab or by contacting Royal Gold at (303) 573-1660 or InvestorRelations@royalgold.com. Copies of documents filed on SEDAR+ by Sandstorm will be available free of charge from Sandstorm’s website at www.sandstormgold.com under the “Investors” tab or by contacting Sandstorm at (844) 628-1164 or info@sandstormgold.com. Copies of documents filed on SEDAR+ by Horizon will be available free of charge from Horizon’s website at www.horizoncopper.com under the “Investors” tab or by contacting Horizon at (604) 336-8189 or info@horizoncopper.com.

Certain Information Regarding Participants:
Royal Gold, Sandstorm, Horizon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Royal Gold shareholders in connection with the Royal Gold Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC in connection with the Royal Gold Special Meeting. Information relating to the foregoing can also be found in Royal Gold’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 13, 2025, and Royal Gold’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 4, 2025. To the extent the holdings of Royal Gold’s directors and executive officers in Royal Gold’s securities have changed since the amounts described in the April 4, 2025 proxy statement, such changes have been reflected in the following Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Change in Ownership on Form 4 filed with the SEC with respect to Royal Gold: Form 4, filed by William Heissenbuttel on April 22, 2025; Form 3, filed by Mark Isto on May 27, 2025; and Form 4, filed by Paul Libner on June 10, 2025. These filings can be found at the SEC’s website at www.sec.gov. Information regarding the executive officers and directors of Sandstorm and Horizon is included in their respective management information circulars for their 2025 shareholder meetings filed on SEDAR+ on April 22, 2025 and May 1, 2025, respectively. More detailed and updated information regarding the identity of participants in the solicitation and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC or on SEDAR+. These documents can be obtained free of charge from the sources indicated above.
Forward-Looking Statements
This report includes “forward-looking statements” and “forward-looking information” within the meaning of applicable securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements regarding the following: plans and expectations with respect to the Transactions; the results, effects, benefits and synergies of the Transactions; the expected timetable for completing the Transactions; future growth and opportunities for the combined company; the anticipated impact of the Transactions on the combined company’s results of operations, financial position, growth opportunities and competitive position; guidance, projections and any other statements regarding Royal Gold’s, Sandstorm’s or Horizon’s future expectations, beliefs, plans, objectives, or assumptions; operators’ expected operating and financial performance and other anticipated developments relating to their properties and operations, including production, deliveries, environmental and feasibility studies, technical reports, mine plans, capital requirements, liquidity and capital expenditures; anticipated liquidity, capital resources, financing, and stockholder returns; borrowings and repayments under Royal Gold’s revolving credit facility; and prices for gold, silver, copper and other metals.
Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: the possibility that shareholders of Royal Gold may not approve the issuance of new shares of Royal Gold common stock in the Sandstorm transaction or that security holders of Sandstorm or Horizon may not approve the Transactions; the risks that a condition to closing of the Transactions may not be satisfied, that a party may terminate an arrangement agreement or that the closing of the Transactions might be delayed or not occur at all; delays or adverse decisions regarding regulatory approval of the Transactions; potential adverse reactions or changes to business or employee relationships of Royal Gold, Sandstorm or Horizon, including those resulting from the announcement or completion of the Transactions; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Royal Gold, Sandstorm and Horizon; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; changes in the price of gold, silver, copper or other metals; operating activities or financial performance of properties on which the Royal Gold, Sandstorm or Horizon hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; changes of control of properties or operators; contractual issues involving stream or royalty agreements; the timing of deliveries of metals from operators and subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; effects of health epidemics and pandemics; changes in laws or regulations governing Royal Gold, Sandstorm, Horizon, operators or operating properties; changes in management and key employees; and other factors described in Royal Gold’s reports filed with the SEC, including Item 1A, Risk Factors of Royal Gold’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in the reports filed by Sandstorm and Horizon with the SEC and on SEDAR+, as applicable. Most of these factors are beyond the parties’ ability to predict or control. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward-looking statements.
Forward-looking statements speak only as of the date on which they are made. Each of Royal Gold, Sandstorm and Horizon disclaims any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 7, 2025
99.2	Investor Presentation dated July 7, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Date: July 7, 2025	By:	/s/ David R. Crandall
		Name:	David R. Crandall
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer